UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2010

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") and the Board held on February 22, 2010 and February 23, 2010, respectively, the Committee and the Board approved annual salary increases and compensation awards for the Company's named executive officers (the "named executive officers"), as described below.

(a) 2010 Salaries

The Board and the Committee approved salary increases for certain of the named executive officers. The approved annual salaries are as follows:

R. Ernest Waaser - $481,525
Laurence G. Miller - $387,400
Vince Northfield - $387,400

(b) 2009 Bonus Awards

Each of the named executive officers was awarded a cash bonus for the fiscal year ended December 31, 2009 in the following amounts:

Jeffrey P. Black - $1,458,000
Kevin K. Gordon - $532,238
R. Ernest Waaser - $122,823
Laurence G. Miller - $375,480
Vince Northfield - $91,806

(c) Stock Option Awards

The Board approved annual stock option awards for the named executive officers and the Company's current Chief Financial Officer, Richard A. Meier, in the following amounts:

Jeffrey P. Black - 172,736
Richard A. Meier - 63,976
R. Ernest Waaser - 53,911
Laurence G. Miller - 37,177
Vince Northfield - 37,177

The effective grant date of these stock option awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2009. The options will vest in three equal annual installments beginning one year from the date of grant, and will have an exercise price per share equal to the closing price of the Company's common stock on the date of grant, as reported on the New York Stock Exchange.

(d) Restricted Stock Awards

The Board approved annual restricted stock awards for each of the named executive officers and Mr. Meier in the following amounts:

Jeffrey P. Black - 17,918
Richard A. Meier - 6,636
R. Ernest Waaser - 5,592
Laurence G. Miller - 3,856
Vince Northfield - 3,856

The effective date of grant of these restricted stock awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2009. Each restricted stock award will vest in its entirety on the third anniversary of the date of grant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

February 26, 2010	By:	Jeffrey P. Black

Name: Jeffrey P. Black
Title: Chairman, President and Chief Executive Officer